-------------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                          Reported) December 8, 2004



                                  CWABS, INC.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)




              Delaware                    333-118926          95-4596514
    ----------------------------         ------------      ------------------
    (State or Other Jurisdiction         (Commission       (I.R.S. Employer
          of Incorporation)              File Number)      Identification No.)

          4500 Park Granada
        Calabasas, California                                    91302
    ----------------------------                               ------------
        (Address of Principal                                    (Zip Code)
         Executive Offices)


Registrant's telephone number, including area code (818) 225-3237
                                                   ----- --------
-------------------------------------------------------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):
                      ---

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.
----------

Item 8.01. Other Events.
----       ------------


Description of the Mortgage Pool*
--------------------------------


     CWABS, Inc. (the "Company") entered into a Sale and Servicing Agreement dated as of November 23, 2004 (the "Sale and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc., as seller, and JPMorgan Chase Bank, as indenture trustee, providing for the issuance of the Company's Revolving Home Equity Loan Asset Backed Notes, Series 2004-Q.






























----------------------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus dated October 25, 2004 and the Prospectus Supplement dated November 19, 2004 of CWABS, Inc., relating to its CWABS Home Equity Loan Trust 2004-Q, Revolving Home Equity Loan Asset-Backed Notes, Series 2004-Q.

The sum of the columns below may not equal the total indicated due to rounding. The following tables describe the statistical calculation mortgage loans and the related mortgage properties as of the close of business on the Statistical Calculation Date.


                                 Loan Group 1
               Principal Balances for the Group 1 Mortgage Loans


                                                        Percent of              Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number    Aggregate     Average    Average    Average       Average       Average
                                Principal       of      Principal     Current     Gross    Remaining      Credit       Combined
 Range of Principal              Balance     Mortgage    Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
    Balances($)                Outstanding    Loans    Outstanding    Balance      Rate     (months)       Score      Value Ratio
----------------------------  ------------- --------- ------------- ----------- ---------  ------------ ------------ -------------
      0.01 - 10,000.00....    $     929,846      178       0.26%      $  5,224      5.383%     287.25        725         71.6%
 10,000.01 - 20,000.00....        2,942,594      183       0.83         16,080      5.391      290.96        708         74.0
 20,000.01 - 30,000.00....       23,976,051      851       6.73         28,174      5.108      297.71        702         88.9
 30,000.01 - 40,000.00....       56,819,305    1,587      15.95         35,803      5.317      298.52        708         90.5
 40,000.01 - 50,000.00....       75,498,980    1,655      21.19         45,619      5.389      298.68        709         88.6
 50,000.01 - 60,000.00....       57,529,686    1,041      16.14         55,264      5.473      298.61        707         90.4
 60,000.01 - 70,000.00....       38,752,046      598      10.88         64,803      5.429      298.93        706         89.0
 70,000.01 - 80,000.00....       24,119,779      319       6.77         75,611      5.436      298.51        704         84.4
 80,000.01 - 90,000.00....       19,108,645      224       5.36         85,306      5.468      298.07        699         85.3
 90,000.01 - 100,000.00...       29,696,453      305       8.33         97,365      5.569      298.81        706         82.3
100,000.01 - 125,000.00...       11,458,633      102       3.22        112,340      5.464      298.41        704         82.9
125,000.01 - 150,000.00...       14,536,692      103       4.08        141,133      5.457      299.05        712         81.1
150,000.01 - 175,000.00...          963,684        6       0.27        160,614      6.520      298.64        733         94.1
                              -------------  --------  -----------
         Total                $ 356,332,392    7,152     100.00%
                              =============  ========  ===========


     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 1 was approximately $49,823.


                 Loan Programs for the Group 1 Mortgage Loans

                                                           Percent of             Weighted   Weighted     Weighted     Weighted
                                 Aggregate     Number     Aggregate   Average     Average    Average       Average     Average
                                 Principal       of      Principal    Current      Gross     Remaining     Credit      Combined
Description of Loan               Balance     Mortgage    Balance    Principal    Mortgage     Term      Bureau Risk    Loan-to-
     Programs                   Outstanding     Loans   Outstanding   Balance      Rate      (months)       Score     Value Ratio
-----------------------------  ------------- --------- ------------- ----------- ---------- ----------- ------------- ------------
10 Year Draw, 20 Year Repay..  $     689,756       10       0.19%    $  68,976      5.830%     348.71        739         68.0%
10 Year Draw, 0 Year Repay...         58,500        1       0.02        58,500      7.125      107.00        790         50.1
3 Year Draw, 10 Year Repay...        120,104       10       0.03        12,010      8.959       76.55        684         68.4
5 Year Draw, 5 Year Repay....         34,000        1       0.01        34,000      7.750      103.00        651         90.0
10 Year Draw, 15 Year Repay..    355,171,883    7,125      99.67        49,849      5.404      298.56        707         87.7
15 Year Draw, 0 Year Repay...        129,400        2       0.04        64,700      6.666      177.00        747         95.2
15 Year Draw, 10 Year Repay..        128,750        3       0.04        42,917      4.794      298.39        728         88.3
                               ------------- --------- -------------
         Total                 $ 356,332,392    7,152     100.00%
                               ============= ========= =============

                   Loan Rates for the Group 1 Mortgage Loans


                                                        Percent of               Weighted    Weighted     Weighted     Weighted
                                Aggregate     Number     Aggregate     Average    Average     Average     Average      Average
                                Principal       of       Principal     Current    Gross      Remaining     Credit      Combined
                                 Balance     Mortgage     Balance     Principal  Mortgage      Term     Bureau Risk  Loan-to-Value
   Range of Loan Rates (%)     Outstanding     Loans    Outstanding    Balance     Rate       (months)      Score        Ratio
----------------------------- ------------- ---------- ------------ ------------ ---------- ----------- ----------- --------------
Less than or equal to 3.000.  $   1,786,636       35       0.50%    $   51,047      3.000%     299.06        712         92.7%
 3.001 - 3.500..............     24,615,991      541       6.91         45,501      3.410      298.70        706         95.6
 3.501 - 4.000..............    119,241,279    2,382      33.46         50,059      3.970      299.18        697         84.9
 4.001 - 4.500..............     22,012,023      456       6.18         48,272      4.480      298.97        714         90.2
 4.501 - 5.000..............     39,517,406      870      11.09         45,422      4.774      298.43        720         87.7
 5.001 - 5.500..............     17,428,855      310       4.89         56,222      5.305      298.18        717         72.0
 5.501 - 6.000..............     14,930,232      257       4.19         58,094      5.767      298.33        704         79.0
 6.001 - 6.500..............     13,549,214      247       3.80         54,855      6.341      298.28        705         79.2
 6.501 - 7.000..............     18,733,341      365       5.26         51,324      6.829      297.51        717         87.9
 7.001 - 7.500..............     30,191,857      597       8.47         50,573      7.297      297.58        715         91.7
 7.501 - 8.000..............     13,039,869      261       3.66         49,961      7.862      297.07        708         95.3
 8.001 - 8.500..............     23,595,803      481       6.62         49,056      8.277      298.19        720         97.8
 8.501 - 9.000..............      7,641,294      149       2.14         51,284      8.824      297.24        712         95.0
 9.001 - 9.500..............      5,128,002      103       1.44         49,786      9.265      297.45        686         96.8
 9.501 - 10.000.............      1,687,302       28       0.47         60,261      9.805      297.70        695         95.8
10.001 - 10.500.............        459,394        8       0.13         57,424     10.184      298.29        707         96.3
10.501 - 11.000.............      2,282,275       51       0.64         44,750     10.761      298.84        624         81.1
11.001 - 11.500.............        444,669       10       0.12         44,467     11.177      297.66        607         82.7
11.501 - 12.000.............         46,950        1       0.01         46,950     11.750      299.00        649         61.4
                              ------------- ---------- ------------
         Total                $ 356,332,392    7,152     100.00%
                              ============= ========== ============



     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 5.407%.


     Months Remaining to Scheduled Maturity for the Group 1 Mortgage Loans


                                                         Percent of                Weighted  Weighted     Weighted    Weighted
                                  Aggregate     Number    Aggregate    Average      Average   Average      Average     Average
                                  Principal       of      Principal    Current       Gross   Remaining     Credit     Combined
 Range of Months Remaining         Balance     Mortgage    Balance    Principal    Mortgage    Term     Bureau Risk    Loan-to-
    to Scheduled Maturity        Outstanding    Loans    Outstanding   Balance       Rate     (months)     Score     Value Ratio
------------------------------  -------------- --------- ----------- ----------- ---------- ---------- ------------ -------------
  61 - 72...................    $      13,753        1        (1)     $   13,753     9.00%      69.00        627        90.7%
  73 - 84...................          106,351        9        0.03%       11,817     8.954      77.52        691        65.5
 97 - 108...................           92,500        2        0.03        46,250     7.355     105.53        739        64.8
169 - 180...................          129,400        2        0.04        64,700     6.666     177.00        747        95.2
205 - 216...................           49,321        1        0.01        49,321     7.750     216.00        652        90.0
217 - 228...................          373,334       17        0.10        21,961     6.196     220.41        713        77.3
265 - 276...................          406,198       10        0.11        40,620     5.998     272.96        716        86.2
277 - 288...................        2,436,109      112        0.68        21,751     6.085     285.03        719        76.8
289 - 300...................      352,035,670    6,988       98.79        50,377     5.398     298.78        707        87.8
337 - 348...................          389,177        7        0.11        55,597     6.053     347.72        737        62.4
349 - 360...................          300,579        3        0.08       100,193     5.543     350.00        741        75.2
                                -------------- --------- -----------
         Total                  $ 356,332,392    7,152      100.00%
                                ============== ========= ===========



  ---------
  (1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 1 was approximately 298.

     The above table assumes that the draw period for the statistical calculation mortgage loans with (a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.

         Combined Loan-to-Value Ratios for the Group 1 Mortgage Loans


                                                          Percent of                Weighted    Weighted   Weighted     Weighted
                                  Aggregate   Number      Aggregate     Average    Average      Average    Average      Average
                                  Principal     of        Principal     Current     Gross     Remaining    Credit       Combined
      Range of Combined            Balance    Mortgage     Balance     Principal    Mortgage    Term     Bureau Risk    Loan-to-
   Loan-to-Value Ratio (%)       Outstanding    Loans    Outstanding    Balance       Rate     (months)     Score      Value Ratio
----------------------------   -------------  --------- ------------- ----------- ----------- ---------- ------------ ------------
10.01 - 20.00................  $     271,215        5        0.08%    $  54,243      4.324%     299.22        719         15.1%
20.01 - 30.00................        839,175       16        0.24        52,448      5.491      298.88        692         25.6
30.01 - 40.00................      2,426,611       50        0.68        48,532      4.855      298.72        720         35.5
40.01 - 50.00................      5,246,042      123        1.47        42,651      4.854      298.41        719         45.2
50.01 - 60.00................     11,124,183      231        3.12        48,157      5.029      297.43        711         55.4
60.01 - 70.00................     32,204,370      612        9.04        52,622      4.913      298.21        704         66.8
70.01 - 80.00................     51,817,964      928       14.54        55,838      4.968      298.45        699         77.8
80.01 - 90.00................     78,949,517    1,594       22.16        49,529      5.534      298.40        697         88.5
90.01 - 100.00...............    173,453,316    3,593       48.68        48,275      5.623      298.65        713         98.5
                               -------------- --------- -------------
         Total                 $ 356,332,392    7,152      100.00%
                               ============== ========= =============


     As of the Statistical Calculation Date, the weighted average combined loan-to-value ratio of the statistical calculation mortgage loans in loan group 1 was 87.63%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.


            Geographic Distribution for the Group 1 Mortgage Loans


                                                         Percent of                 Weighted   Weighted     Weighted    Weighted
                                Aggregate     Number     Aggregate      Average     Average    Average       Average     Average
                                Principal       of       Principal      Current     Gross      Remaining     Credit     Combined
                                 Balance      Mortgage    Balance      Principal    Mortgage   Term       Bureau Risk   Loan-to-
            State              Outstanding     Loans    Outstanding     Balance       Rate      (months)     Score     Value Ratio
            -----            --------------- ---------- ------------ ------------ ----------- ----------- ----------- -------------
Alabama...................   $   3,302,661       77        0.93%     $   42,892       4.931%     298.36        707         95.0%
Alaska....................       1,268,367       26        0.36          48,783       5.019      298.47        711         84.4
Arizona...................      15,868,549      351        4.45          45,210       5.379      298.52        713         92.3
California................      82,559,047    1,680       23.17          49,142       5.694      298.48        703         82.7
Colorado..................      14,406,928      299        4.04          48,184       5.330      298.34        717         93.8
Connecticut...............       3,872,440       70        1.09          55,321       5.307      298.69        701         86.4
Delaware..................         840,928       20        0.24          42,046       4.966      299.09        705         85.3
District of Columbia......         592,421       13        0.17          45,571       4.767      297.76        699         90.1
Florida...................      25,769,103      513        7.23          50,232       5.494      298.50        707         88.4
Georgia...................       8,029,086      179        2.25          44,855       5.123      298.67        708         94.1
Hawaii....................       5,948,079       92        1.67          64,653       5.364      298.56        708         83.5
Idaho.....................       2,523,086       57        0.71          44,265       5.283      297.46        717         90.3
Illinois..................      14,578,972      283        4.09          51,516       5.472      298.08        712         89.9
Indiana...................       2,816,114       64        0.79          44,002       5.077      299.05        710         94.5
Iowa......................       1,294,495       29        0.36          44,638       5.625      298.53        713         92.7
Kansas....................       1,978,228       45        0.56          43,961       4.850      298.92        696         95.6
Kentucky..................       2,254,455       50        0.63          45,089       5.764      298.68        710         95.4
Louisiana.................       2,453,538       52        0.69          47,183       5.217      294.18        713         90.4
Maine.....................       1,123,504       22        0.32          51,068       4.662      298.34        703         84.2
Maryland..................       7,430,853      142        2.09          52,330       5.419      298.19        696         85.6
Massachusetts.............       9,014,557      155        2.53          58,158       5.716      297.81        701         83.7
Michigan..................       7,978,564      172        2.24          46,387       4.958      301.12        710         90.6
Minnesota.................       7,875,499      156        2.21          50,484       5.164      298.28        717         90.1
Mississippi...............         832,749       20        0.23          41,637       5.592      297.66        715         95.4
Missouri..................       4,141,168       91        1.16          45,507       4.739      298.84        706         93.6
Montana...................       2,290,708       43        0.64          53,272       5.131      298.98        713         85.0
Nebraska..................         400,921        9        0.11          44,547       4.647      299.23        698         98.3
Nevada....................      17,518,698      318        4.92          55,090       5.650      298.57        705         86.9
New Hampshire.............       2,420,228       50        0.68          48,405       5.499      298.90        706         90.1
New Jersey................      17,650,857      317        4.95          55,681       5.394      298.54        705         84.1
New Mexico................       1,993,679       43        0.56          46,365       5.246      298.44        712         90.2
New York..................      16,167,868      295        4.54          54,806       5.336      298.60        702         80.1
North Carolina............       5,042,734      114        1.42          44,235       5.123      298.45        700         92.9
North Dakota..............         153,702        4        0.04          38,426       3.853      298.06        683         88.1
Ohio......................       6,866,614      138        1.93          49,758       5.255      298.44        704         92.3
Oklahoma..................       1,868,019       38        0.52          49,158       5.190      298.57        708         94.0
Oregon....................       6,262,487      128        1.76          48,926       5.243      298.75        716         90.6
Pennsylvania..............       9,992,247      201        2.80          49,713       5.107      298.31        703         89.6
Rhode Island..............       1,950,409       33        0.55          59,103       6.727      298.47        705         88.4
South Carolina............       1,936,645       47        0.54          41,205       4.859      298.57        715         93.9
South Dakota..............         263,500        4        0.07          65,875       5.926      299.38        743         90.9
Tennessee.................       3,302,301       78        0.93          42,337       5.183      297.99        709         94.1
Texas.....................       1,382,139       29        0.39          47,660       5.080      298.79        727         87.8
Utah......................       4,016,096       82        1.13          48,977       5.306      298.75        712         93.3
Vermont...................         209,037        5        0.06          41,807       5.458      298.64        718         84.2
Virginia..................       9,527,499      185        2.67          51,500       5.089      298.51        709         87.8
Washington................      11,538,197      239        3.24          48,277       5.344      298.81        712         92.2
West Virginia.............         428,971       11        0.12          38,997       5.458      282.69        705         95.0
Wisconsin.................       3,842,423       73        1.08          52,636       4.666      298.48        706         92.9
Wyoming...................         553,025       10        0.16          55,303       5.492      299.10        683         84.2
                             --------------  --------- -------------
         Total               $ 356,332,392    7,152      100.00%
                             ==============  ========= =============

      Credit Scores for the Mortgage Loans for the Group 1 Mortgage Loans


                                                           Percent of            Weighted    Weighted     Weighted      Weighted
                                Aggregate      Number     Aggregate    Average    Average     Average      Average       Average
                                Principal       of       Principal     Current     Gross     Remaining     Credit       Combined
                                 Balance      Mortgage    Balance     Principal   Mortgage     Term      Bureau Risk    Loan-to-
     Range of Credit Scores    Outstanding     Loans    Outstanding    Balance      Rate      (months)      Score      Value Ratio
----------------------------- --------------  -------- ------------- ----------- ---------- ----------- ------------   -----------
821 - 840...................  $   1,122,362        24        0.31%    $  46,765     5.517%     298.43      825          75.6%
801 - 820...................      4,871,759       104        1.37        46,844     5.133      298.61      808          78.2
781 - 800...................     14,071,013       285        3.95        49,372     5.156      297.18      789          83.1
761 - 780...................     27,017,399       563        7.58        47,988     5.459      297.92      770          89.1
741 - 760...................     36,796,832       766       10.33        48,038     5.598      299.06      750          89.6
721 - 740...................     48,042,116       956       13.48        50,253     5.696      298.81      731          89.4
701 - 720...................     59,273,700     1,190       16.63        49,810     5.607      298.57      710          89.3
681 - 700...................     54,938,767     1,081       15.42        50,822     5.242      298.50      690          88.3
661 - 680...................     59,024,889     1,167       16.56        50,578     5.162      298.63      671          87.8
641 - 660...................     30,101,930       591        8.45        50,934     5.219      298.02      652          84.2
621 - 640...................     16,907,444       331        4.74        51,080     4.971      298.41      632          82.5
601 - 620...................      2,857,932        65        0.80        43,968     6.082      298.76      614          79.6
581 - 600...................        818,217        17        0.23        48,130     9.809      298.92      590          75.4
561 - 580...................        174,221         4        0.05        43,555    11.042      298.86      576          80.2
560 or less.................        313,811         8        0.09        39,226     7.601      289.93      549          83.7
                              --------------  -------- -------------
         Total                $ 356,332,392     7,152      100.00%
                              ==============  ======== =============


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 1 was approximately 707.


                 Property Type for the Group 1 Mortgage Loans



                                                         Percent of               Weighted   Weighted    Weighted      Weighted
                                    Aggregate   Number    Aggregate     Average   Average    Average     Average        Average
                                    Principal     of       Principal     Current   Gross     Remaining   Credit        Combined
                                     Balance    Mortgage   Balance     Principal  Mortgage     Term     Bureau Risk   Loan-to-
          Property Type            Outstanding    Loans  Outstanding    Balance     Rate     (months)      Score     Value Ratio
--------------------------------- ------------- -------- ------------ ---------- ---------- ----------- ------------ -------------
Single Family..................   $ 249,416,017   5,039     70.00%    $ 49,497     5.281%    298.41        704          86.6%
Planned Unit Development (PUD).      59,345,760   1,207     16.65       49,168     5.451     298.79        713          91.0
Low Rise Condominium...........      32,546,726     656      9.13       49,614     5.865     298.28        715          89.4
2-4 Units......................      12,785,195     204      3.59       62,673     6.421     298.98        706          87.2
High Rise Condominium..........       2,238,694      46      0.63       48,667     5.900     298.65        718          85.2
                                  ------------- -------- ------------
         Total                    $ 356,332,392   7,152    100.00%
                                  ============= ======== ============

                 Gross Margins for the Group 1 Mortgage Loans

                                                          Percent of               Weighted    Weighted    Weighted     Weighted
                                   Aggregate    Number    Aggregate     Average     Average    Average     Average       Average
                                   Principal      of      Principal     Current     Gross      Remaining   Credit       Combined
                                    Balance     Mortgage   Balance     Principal   Mortgage      Term      Bureau        Loan-to-
   Range of Gross Margins (%)     Outstanding     Loans  Outstanding    Balance      Rate      (months)   Risk Score  Value Ratio
-------------------------------- -------------  -------- ------------ ------------ ---------- ----------- ------------ ------------
Less than or equal to 0.000....  $  25,742,892      496       7.22%    $  51,901      4.232%     298.05        740        70.6%
0.001 - 0.250..................      9,250,267      180       2.60        51,390      4.331      299.28        692        66.4
0.251 - 0.500..................     34,448,323      633       9.67        54,421      4.397      298.68        714        76.2
0.501 - 0.750..................      6,856,515      123       1.92        55,744      5.116      298.96        701        75.2
0.751 - 1.000..................     15,461,406      248       4.34        62,344      5.247      299.02        711        80.6
1.001 - 1.250..................     14,280,496      281       4.01        50,820      4.526      298.35        661        74.2
1.251 - 1.500..................     10,744,440      222       3.02        48,398      4.679      298.82        713        87.5
1.501 - 1.750..................     11,628,315      225       3.26        51,681      5.654      297.67        707        80.4
1.751 - 2.000..................     22,591,572      500       6.34        45,183      4.917      298.25        725        89.2
2.001 - 2.250..................     20,570,874      396       5.77        51,947      5.373      298.76        698        87.9
2.251 - 2.500..................     56,096,606    1,190      15.74        47,140      5.279      298.39        730        95.9
2.501 - 2.750..................     15,989,685      310       4.49        51,580      6.670      298.76        702        91.1
2.751 - 3.000..................     19,967,683      423       5.60        47,205      5.251      297.97        679        92.8
3.001 - 3.250..................      6,101,797      124       1.71        49,208      5.558      298.49        688        94.2
3.251 - 3.500..................     50,268,864    1,052      14.11        47,784      6.024      298.75        699        98.5
3.501 - 3.750..................      6,909,618      143       1.94        48,319      6.693      298.55        704        95.4
3.751 - 4.000..................      6,646,757      130       1.87        51,129      7.404      297.88        709        96.7
4.001 - 4.250..................      5,500,795      116       1.54        47,421      6.430      297.94        684        94.6
4.251 - 4.500..................      6,933,295      141       1.95        49,172      7.661      297.89        680        97.0
4.501 - 4.750..................      2,550,870       60       0.72        42,514      5.646      299.01        677        97.2
4.751 - 5.000..................      1,321,347       28       0.37        47,191      6.101      297.27        679        97.7
5.001 - 5.250..................      1,532,261       24       0.43        63,844      8.875      299.28        678        95.2
5.251 - 5.500..................        833,633       16       0.23        52,102      7.671      298.85        687        97.5
5.501 - 5.750..................        242,766        5       0.07        48,553      6.251      298.92        692        82.8
5.751 - 6.000..................         37,000        1       0.01        37,000     10.625      299.00        696       100.0
6.001 - 6.250..................      2,571,963       57       0.72        45,122      8.733      298.87        631        81.4
6.251 - 6.500..................      1,099,704       24       0.31        45,821     10.122      298.41        587        80.8
6.501 - 6.750..................        105,700        3       0.03        35,233      9.325      299.00        640        85.2
7.001 - 7.250..................         46,950        1       0.01        46,950     11.750      299.00        649        61.4
                                 -------------  -------- -----------
         Total                   $ 356,332,392    7,152     100.00%
                                 =============  ======== ===========



     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 1 was approximately 2.181%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.



         Credit Limit Utilization Rates for the Group 1 Mortgage Loans


                                                              Percent of                Weighted   Weighted     Weighted
                                      Aggregate     Number    Aggregate      Average     Average    Average     Average
                                      Principal       of      Principal      Current     Gross      Remaining    Credit
           Range of Credit             Balance     Mortgage    Balance      Principal   Mortgage      Term     Bureau Risk
     Limit Utilization Rates (%)    Outstanding     Loans    Outstanding     Balance      Rate      (months)      Score
--------------------------------- --------------- --------- ------------- ------------ ---------- ------------ ------------
   0.01  -  10.00................  $     242,646        69       0.07%     $    3,517      5.390%     292.18        742
  10.01  -  20.00................        516,589        63       0.14           8,200      5.359      291.22        734
  20.01  -  30.00................      1,010,007        64       0.28          15,781      5.732      296.60        719
  30.01  -  40.00................      2,073,475        83       0.58          24,982      5.044      297.10        718
  40.01  -  50.00................      4,199,487       115       1.18          36,517      5.198      296.91        705
  50.01  -  60.00................      6,571,962       169       1.84          38,887      4.990      296.22        715
  60.01  -  70.00................      8,280,907       185       2.32          44,762      5.017      295.91        710
  70.01  -  80.00................     11,107,204       225       3.12          49,365      4.985      298.33        708
  80.01  -  90.00................     13,733,176       264       3.85          52,020      4.993      298.66        698
  90.01  - 100.00................    308,596,939     5,915      86.60          52,172      5.465      298.66        707
                                  --------------- --------- -------------
         Total                     $ 356,332,392     7,152     100.00%


                                      Weighted
                                      Average
                                      Combined
           Range of Credit           Loan-to-
     Limit Utilization Rates (%)    Value Ratio
---------------------------------  ------------
   0.01 -   10.00................      75.4%
  10.01 -  20.00.................      71.5
  20.01  -  30.00................      75.3
  30.01  -  40.00................      71.4
  40.01  -  50.00................      72.8
  50.01  -  60.00................      76.7
  60.01  -  70.00................      77.6
  70.01  -  80.00................      80.3
  80.01  -  90.00................      82.3
  90.01 -  100.00................      89.0
         Total


     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 1 was approximately 92.48%.




               Maximum Loan Rates for the Group 1 Mortgage Loans


                                                         Percent of              Weighted    Weighted     Weighted      Weighted
                                Aggregate     Number      Aggregate    Average    Average     Average      Average       Average
                                Principal       of       Principal     Current    Gross       Remaining     Credit       Combined
                                 Balance     Mortgage     Balance     Principal   Mortgage      Term      Bureau Risk    Loan-to-
    Maximum Loan Rates (%)     Outstanding    Loans     Outstanding    Balance      Rate      (months)       Score     Value Ratio
---------------------------- -------------- ---------- -------------  ----------  ----------  ----------  ------------ -------------
  11.949...................  $   2,604,966       29        0.73%     $  89,826      5.056%     298.88        691        100.0%
  12.500...................         27,348        1        0.01         27,348      4.750      219.00        784        100.0
  16.000...................      7,415,418      151        2.08         49,109      5.608      298.89        703         88.7
  17.000...................     26,918,756      538        7.55         50,035      5.469      298.52        708         88.5
  18.000...................    316,042,709    6,359       88.69         49,700      5.364      298.47        708         87.5
  21.000...................      3,323,196       74        0.93         44,908      8.832      298.68        612         79.3
                             -------------- ---------- -------------
        Total                $ 356,332,392    7,152      100.00%
                             ============== ========== =============


     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 1 was approximately 17.866%.

                 Credit Limits for the Group 1 Mortgage Loans


                                                          Percent of                Weighted    Weighted     Weighted    Weighted
                                  Aggregate     Number     Aggregate     Average    Average     Average       Average     Average
                                  Principal       of       Principal     Current    Gross      Remaining     Credit      Combined
                                   Balance     Mortgage     Balance     Principal   Mortgage      Term     Bureau Risk   Loan-to-
  Range of Credit Limits ($)     Outstanding     Loans    Outstanding    Balance      Rate      (months)      Score     Value Ratio
------------------------------ -------------- ---------- ------------- ----------- ----------- ----------- -----------  -----------
      0.01 - 10,000.00.......  $      70,206        13        0.02%    $   5,400      6.492%     271.94        713         77.2%
 10,000.01 - 20,000.01.......      1,427,957       113        0.40        12,637      5.733      287.32        701         74.9
 20,000.01 - 30,000.00.......     20,387,993       757        5.72        26,933      5.113      298.06        701         90.6
 30,000.01 - 40,000.00.......     51,037,962     1,485       14.32        34,369      5.367      298.27        709         91.9
 40,000.01 - 50,000.00.......     71,361,342     1,650       20.03        43,249      5.382      298.59        710         88.9
 50,000.01 - 60,000.00.......     55,192,342     1,041       15.49        53,019      5.516      298.80        706         91.4
 60,000.01 - 70,000.00.......     38,277,664       633       10.74        60,470      5.441      298.93        705         89.1
 70,000.01 - 80,000.00.......     26,363,719       393        7.40        67,083      5.393      298.53        703         83.9
 80,000.01 - 90,000.00.......     20,931,428       275        5.87        76,114      5.412      298.23        699         85.0
 90,000.01 - 100,000.00......     38,285,996       486       10.74        78,778      5.405      298.41        708         80.7
100,000.01 - 125,000.00......     13,202,954       135        3.71        97,800      5.502      298.24        703         83.2
125,000.01 - 150,000.00......     18,394,395       159        5.16       115,688      5.416      298.85        713         80.0
150,000.01 - 175,000.00......      1,287,646        11        0.36       117,059      6.059      298.42        737         91.8
$200,000.01 - $225,000.00....        110,790         1        0.03       110,790      7.125      295.00        731         87.7
                               -------------- --------- --------------
         Total                 $ 356,332,392     7,152      100.00%
                               ============== ========= ==============


     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 1 was approximately $54,814.

                 Lien Priority for the Group 1 Mortgage Loans


                                                             Percent of                Weighted    Weighted    Weighted
                                     Aggregate      Number     Aggregate     Average     Average     Average     Average
                                     Principal       of        Principal     Current      Gross     Remaining     Credit
                                      Balance      Mortgage     Balance     Principal    Mortgage     Term      Bureau Risk
          Lien Priority             Outstanding      Loans    Outstanding    Balance       Rate      (months)      Score
---------------------------------   --------------- ---------- ----------- ----------- ----------- ----------- -------------
  Second Liens....................  $ 356,332,392      7,152      100.00%    $  49,823       5.407%     298.49        707
                                    --------------- ---------- -----------
         Total                      $ 356,332,392      7,152      100.00%
                                    =============== ========== ===========

                                       Weighted
                                        Average
                                       Combined
                                     Loan-to-Value
          Lien Priority                  Ratio
---------------------------------   ----------------
  Second Liens....................        87.6%

         Total




               Delinquency Status for the Group 1 Mortgage Loans


                                                          Percent of               Weighted   Weighted   Weighted        Weighted
                                  Aggregate      Number   Aggregate     Average     Average    Average    Average        Average
                                  Principal       of       Principal    Current     Gross     Remaining   Credit         Combined
                                   Balance      Mortgage   Balance      Principal  Mortgage     Term     Bureau Risk     Loan-to-
       Delinquency Status         Outstanding    Loans    Outstanding    Balance     Rate     (months)     Score       Value Ratio
------------------------------- -------------- --------- ------------- ---------- ---------- ---------- ------------- -------------
Current........................ $ 356,330,537    7,151      100.00%     $ 49,829     5.407%     298.49     707            87.6%
30-59 Days.....................         1,855        1        (1)          1,855    10.250       78.00     678            53.9
                                 ------------- --------- -------------
         Total                  $ 356,332,392    7,152      100.00%
                                ============== ========= =============


---------
(1) Less than 0.01%




                Origination Year for the Group 1 Mortgage Loans



                                                       Percent of                  Weighted   Weighted   Weighted      Weighted
                               Aggregate    Number      Aggregate     Average      Average    Average    Average       Average
                               Principal      of       Principal      Current      Gross     Remaining    Credit       Combined
                               Balance     Mortgage     Balance      Principal    Mortgage     Term     Bureau Risk  Loan-to-Value
      Origination Year       Outstanding     Loans    Outstanding     Balance       Rate      (months)     Score         Ratio
-------------------------- --------------  --------  ------------- ------------ ------------ ---------- ------------ --------------
1997.....................  $     116,507         3        0.03%     $  38,836       7.038%     199.11       666           94.7%
1998.....................        426,252        25        0.12         17,050       6.924      185.19       711           71.5
2001.....................         42,000         1        0.01         42,000       7.750      279.00       639           83.7
2002.....................        406,198        10        0.11         40,620       5.998      272.96       716           86.2
2003.....................      3,402,456       130        0.95         26,173       6.034      288.05       724           75.1
2004.....................    351,938,979     6,983       98.77         50,399       5.398      298.79       707           87.8
                           --------------  --------  -------------
       Total               $ 356,332,392     7,152      100.00%
                           ==============  ========  =============

                                 Loan Group 2
               Principal Balances for the Group 2 Mortgage Loans


                                                             Percent of                Weighted    Weighted    Weighted
                                   Aggregate       Number    Aggregate    Average       Average     Average      Average
       Range of Principal          Principal        of        Principal   Current       Gross     Remaining     Credit
          Balances ($)              Balance       Mortgage   Balance     Principal     Mortgage     Term      Bureau Risk
                                  Outstanding      Loans    Outstanding   Balance       Rate      (months)      Score
------------------------------  ---------------  ---------  -----------  ----------    --------   ----------  ------------
       0.01 -  10,000.00....... $   5,155,037        831        0.82%    $    6,203      5.418%     296.38        720
  10,000.01 -  20,000.00.......    24,365,301      1,534        3.88         15,884      5.266      298.20        708
  20,000.01 -  30,000.00.......    32,002,911      1,316        5.09         24,318      5.298      298.45        708
  30,000.01 -  40,000.00.......    15,000,258        405        2.39         37,038      5.513      298.72        710
  40,000.01 -  50,000.00.......    25,490,088        555        4.05         45,928      5.778      299.07        706
  50,000.01 -  60,000.00.......    30,099,062        540        4.79         55,739      5.723      299.07        715
  60,000.01 -  70,000.00.......    34,387,609        523        5.47         65,751      5.886      299.01        714
  70,000.01 -  80,000.00.......    45,713,721        607        7.27         75,311      6.095      298.99        715
  80,000.01 -  90,000.00.......    32,850,198        384        5.23         85,547      6.043      298.97        711
  90,000.01 - 100,000.00.......    52,747,537        543        8.39         97,141      5.912      298.75        711
 100,000.01 - 125,000.00.......    61,155,958        541        9.73        113,042      6.042      298.91        714
 125,000.01 - 150,000.00.......    63,001,583        444       10.02        141,895      6.042      298.92        711
 150,000.01 - 175,000.00.......    18,651,639        113        2.97        165,059      5.526      298.69        714
 175,000.01 - 200,000.00.......    30,464,071        159        4.85        191,598      5.534      298.38        718
 200,000.01 - 225,000.00.......    14,056,533         66        2.24        212,978      5.750      298.72        717
 225,000.01 - 250,000.00.......    17,992,740         75        2.86        239,903      5.483      298.81        720
 250,000.01 - 275,000.00.......    13,722,241         52        2.18        263,889      5.650      297.35        710
 275,000.01 - 300,000.00.......    14,904,008         51        2.37        292,235      5.584      298.77        714
 300,000.01 - 325,000.00.......     6,271,320         20        1.00        313,566      5.933      298.51        705
 325,000.01 - 350,000.00.......    12,033,126         35        1.91        343,804      5.889      298.92        711
 350,000.01 - 375,000.00.......     4,421,094         12        0.70        368,425      5.794      298.75        727
 375,000.01 - 400,000.00.......     9,057,005         23        1.44        393,783      5.576      297.87        722
 400,000.01 - 425,000.00.......     5,383,925         13        0.86        414,148      5.754      298.38        719
 425,000.01 - 450,000.00.......     6,209,459         14        0.99        443,533      5.120      298.13        743
 450,000.01 - 475,000.00.......     3,674,996          8        0.58        459,374      5.418      297.73        727
 475,000.01 - 500,000.00.......     7,920,329         16        1.26        495,021      5.038      298.37        729
 500,000.01 - 525,000.00.......       514,592          1        0.08        514,592      4.500      299.00        828
 525,000.01 - 550,000.00.......     1,603,600          3        0.26        534,533      6.913      299.00        735
 550,000.01 - 575,000.00.......     1,140,000          2        0.18        570,000      7.052      297.99        685
 575,000.01 - 600,000.00.......     4,154,967          7        0.66        593,567      4.781      298.13        741
 600,000.01 - 625,000.00.......     1,245,000          2        0.20        622,500      6.935      299.00        721
 625,000.01 - 650,000.00.......     3,194,589          5        0.51        638,918      5.897      298.60        739
 650,000.01 - 675,000.00.......     1,339,695          2        0.21        669,848      6.816      299.00        704
 675,000.01 - 700,000.00.......     4,133,401          6        0.66        688,900      5.354      299.17        711
 700,000.01 - 725,000.00.......     1,433,873          2        0.23        716,937      5.379      299.00        739
 725,000.01 - 750,000.00.......       732,550          1        0.12        732,550      4.750      299.00        687
 750,000.01 - 775,000.00.......       769,868          1        0.12        769,868      4.000      298.00        716
 775,000.01 - 800,000.00.......       800,000          1        0.13        800,000      6.500      298.00        722
 800,000.01 - 825,000.00.......       818,000          1        0.13        818,000      5.750      299.00        763
 825,000.01 - 850,000.00.......       834,000          1        0.13        834,000      4.750      297.00        764
 875,000.01 - 900,000.00.......       900,000          1        0.14        900,000      3.990      298.00        784
 975,000.01 - 1,000,000.00.....     2,979,533          3        0.47        993,178      5.083      298.67        673
 Greater than 1,000,000.00.....    15,340,736         11        2.44      1,394,612      5.517      298.76        696
         Total                  ---------------  ---------  -----------
                                $ 628,666,152      8,930      100.00%
                                ===============  =========  ===========



                                    Weighted
       Range of Principal          Average
          Balances ($)          Combined Loan-
                               to-Value Ratio
------------------------------  --------------
       0.01 -  10,000.00.......     81.5%
  10,000.01 -  20,000.00.......     86.2
  20,000.01 -  30,000.00.......     88.2
  30,000.01 -  40,000.00.......     85.3
  40,000.01 -  50,000.00.......     86.2
  50,000.01 -  60,000.00.......     88.1
  60,000.01 -  70,000.00.......     90.4
  70,000.01 -  80,000.00.......     91.6
  80,000.01 -  90,000.00.......     92.7
  90,000.01 - 100,000.00.......     88.6
 100,000.01 - 125,000.00.......     90.3
 125,000.01 - 150,000.00.......     85.4
 150,000.01 - 175,000.00.......     86.7
 175,000.01 - 200,000.00.......     82.3
 200,000.01 - 225,000.00.......     84.7
 225,000.01 - 250,000.00.......     79.2
 250,000.01 - 275,000.00.......     83.3
 275,000.01 - 300,000.00.......     79.7
 300,000.01 - 325,000.00.......     86.7
 325,000.01 - 350,000.00.......     80.3
 350,000.01 - 375,000.00.......     78.5
 375,000.01 - 400,000.00.......     78.6
 400,000.01 - 425,000.00.......     85.4
 425,000.01 - 450,000.00.......     80.3
 450,000.01 - 475,000.00.......     81.3
 475,000.01 - 500,000.00.......     77.1
 500,000.01 - 525,000.00.......    100.0
 525,000.01 - 550,000.00.......     90.0
 550,000.01 - 575,000.00.......     82.5
 575,000.01 - 600,000.00.......     79.6
 600,000.01 - 625,000.00.......     81.2
 625,000.01 - 650,000.00.......     82.1
 650,000.01 - 675,000.00.......     85.0
 675,000.01 - 700,000.00.......     86.6
 700,000.01 - 725,000.00.......     73.2
 725,000.01 - 750,000.00.......     90.0
 750,000.01 - 775,000.00.......     95.0
 775,000.01 - 800,000.00.......     87.2
 800,000.01 - 825,000.00.......     75.0
 825,000.01 - 850,000.00.......     90.0
 875,000.01 - 900,000.00.......     69.4
 975,000.01 - 1,000,000.00.....     75.1
 Greater than 1,000,000.00.....     83.7
         Total




     As of the Statistical Calculation Date, the average principal balance of the statistical calculation mortgage loans in loan group 2 was approximately $70,399.

                 Loan Programs for the Group 2 Mortgage Loans


                                                           Percent of              Weighted   Weighted   Weighted
                                  Aggregate      Number     Aggregate    Average   Average    Average     Average      Weighted
                                  Principal       of        Principal    Current    Gross     Remaining   Credit        Average
                                   Balance      Mortgage     Balance    Principal  Mortgage     Term    Bureau Risk  Combined Loan-
Description of Loan Programs     Outstanding      Loans    Outstanding   Balance     Rate     (months)    Score      to-Value Ratio
------------------------------ --------------- ----------  -----------  --------- ---------  ---------- ------------ --------------
10 Year Draw, 20 Year Repay..  $     192,248          8        0.03%    $  24,031    6.543%     348.08      731         57.4%
5 Year Draw, 5 Year Repay....          1,000          1         (1)         1,000    4.750      105.00      791         70.0
10 Year Draw, 15 Year Repay..    627,889,397      8,915       99.88        70,431    5.759      298.72      713         86.5
15 Year Draw, 0 Year Repay...         99,916          1        0.02        99,916    6.125      179.00      789         94.6
15 Year Draw, 10 Year Repay..        483,590          5        0.08        96,718    3.536      297.41      714         86.5
                               ---------------  ---------  -----------
         Total                 $ 628,666,152      8,930      100.00%
                               ===============  =========  ===========

---------
(1) Less than 0.01%




                   Loan Rates for the Group 2 Mortgage Loans


                                                               Percent of              Weighted   Weighted     Weighted
                                     Aggregate      Number      Aggregate    Average    Average    Average       Average
                                     Principal       of         Principal    Current    Gross      Remaining     Credit
                                      Balance       Mortgage     Balance    Principal   Mortgage   Term       Bureau Risk
    Range of Loans Rates (%)        Outstanding      Loans     Outstanding   Balance      Rate      (months)      Score
-------------------------------   ---------------- ---------- ------------ ----------- ---------- ----------- ------------
Less than or equal to 3.000....   $   2,440,181         28        0.39%    $   87,149      3.000%     298.33        724
 3.001 -  3.500................      33,831,850        483        5.38         70,045      3.417      298.79        717
 3.501 -  4.000................     111,025,292      1,968       17.66         56,415      3.963      299.20        704
 4.001 -  4.500................      39,108,170        645        6.22         60,633      4.482      298.56        720
 4.501 -  5.000................      93,949,630      1,410       14.94         66,631      4.773      298.67        724
 5.001 -  5.500................      46,501,998        526        7.40         88,407      5.322      297.97        717
 5.501 -  6.000................      55,315,740        462        8.80        119,731      5.768      298.61        714
 6.001 -  6.500................      33,887,445        383        5.39         88,479      6.332      298.58        705
 6.501 -  7.000................      41,642,026        667        6.62         62,432      6.809      298.47        717
 7.001 -  7.500................      73,470,472      1,060       11.69         69,312      7.284      298.76        714
 7.501 -  8.000................      21,267,812        320        3.38         66,462      7.812      298.64        703
 8.001 -  8.500................      36,358,884        522        5.78         69,653      8.285      298.44        716
 8.501 -  9.000................      23,008,200        241        3.66         95,470      8.874      299.07        718
 9.001 -  9.500................       9,660,704        117        1.54         82,570      9.253      299.14        702
 9.501 - 10.000................       4,824,851         49        0.77         98,466      9.823      299.35        689
10.001 - 10.500................       1,022,770         12        0.16         85,231     10.282      298.94        692
10.501 - 11.000................       1,275,128         35        0.20         36,432     10.784      298.98        626
11.001 - 11.500................          75,000          2        0.01         37,500     11.125      299.00        579
                                  ----------------  --------- -----------
         Total                    $ 628,666,152      8,930      100.00%
                                  ================  ========= ===========


                                   Weighted
                                   Average
                                 Combined Loan-
    Range of Loans Rates (%)     to-Value Ratio
-------------------------------  ---------------
Less than or equal to 3.000....      77.7%
 3.001 -  3.500................      89.1
 3.501 -  4.000................      83.0
 4.001 -  4.500................      87.7
 4.501 -  5.000................      85.4
 5.001 -  5.500................      75.3
 5.501 -  6.000................      82.0
 6.001 -  6.500................      84.4
 6.501 -  7.000................      88.2
 7.001 -  7.500................      90.4
 7.501 -  8.000................      93.2
 8.001 -  8.500................      95.4
 8.501 -  9.000................      96.4
 9.001 -  9.500................      96.9
 9.501 - 10.000................      97.4
10.001 - 10.500................      94.5
10.501 - 11.000................      81.8
11.001 - 11.500................      72.4

         Total




     As of the Statistical Calculation Date, the weighted average loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 5.758%.

     Months Remaining to Scheduled Maturity for the Group 2 Mortgage Loans



                                                               Percent of               Weighted    Weighted     Weighted
                                      Aggregate      Number     Aggregate    Average     Average     Average       Average
                                      Principal        of       Principal    Current     Gross       Remaining     Credit
  Range of Months Remaining            Balance      Mortgage     Balance    Principal   Mortgage      Term        Bureau Risk
     to Scheduled Maturity           Outstanding      Loans    Outstanding   Balance       Rate      (months)       Score
--------------------------------  ---------------  ---------   ----------- ----------  ----------  -----------    -----------
 97 - 108.......................  $       1,000          1         (1)     $   1,000     4.750%      105.00          791
169 - 280.......................         99,916          1        0.02%       99,916     6.125       179.00          789
217 - 228.......................        544,968          4        0.09       136,242     4.731       222.53          698
265 - 276.......................         69,188          2        0.01        34,594     5.473       271.88          768
277 - 288.......................      3,840,834        185        0.61        20,761     5.773       285.44          745
289 - 300.......................    623,917,998      8,729       99.24        71,476     5.758       298.87          713
337 - 348.......................        137,616          6        0.02        22,936     6.537       347.32          734
349 - 360.......................         54,631          2        0.01        27,316     6.558       350.00          724
                                  ---------------  ---------  -----------
         Total                    $ 628,666,152      8,930      100.00%
                                  ===============  =========  ===========



                                    Weighted
                                     Average
  Range of Months Remaining       Combined Loan-
     to Scheduled Maturity        to-Value Ratio
--------------------------------  --------------
 97 - 108.......................      70.0%
169 - 280.......................      94.6
217 - 228.......................      86.4
265 - 276.......................      74.3
277 - 288.......................      79.5
289 - 300.......................      86.5
337 - 348.......................      60.0
349 - 360.......................      50.6

         Total


---------
(1) Less than 0.01%

     As of the Statistical Calculation Date, the weighted average remaining months to scheduled maturity of the statistical calculation mortgage loans in loan group 2 was approximately 299.

     The above table assumes that the draw period for the mortgage loans with
(a) five year draw periods and fifteen year repayment periods will be extended for an additional five years and (b) five year draw periods and ten year repayment periods will not be extended.



         Combined Loan-to-Value Ratios for the Group 2 Mortgage Loans



                                                           Percent of               Weighted   Weighted    Weighted      Weighted
                                    Aggregate     Number    Aggregate    Average     Average    Average     Average      Average
                                    Principal       of      Principal    Current     Gross     Remaining    Credit       Combined
  Range of Combined Loan-to-         Balance     Mortgage    Balance     Principal  Mortgage     Term     Bureau Risk   Loan-to-
       Value Ratio (%)             Outstanding     Loans   Outstanding    Balance     Rate      (months)    Score      Value Ratio
--------------------------------  -------------- --------- ------------ ---------- ---------- ----------- ----------- -------------
10.01  -  20.00.................   $      39,032        3       0.01%    $  13,011     7.390%     299.00       661         16.4%
20.01  -  30.00.................         281,767       13       0.04        21,674     4.830      298.70       755         25.2
30.01  -  40.00.................       2,233,766       39       0.36        57,276     4.517      298.16       703         35.1
40.01  -  50.00.................       7,793,265       91       1.24        85,640     5.321      298.49       707         45.5
50.01  -  60.00.................      16,132,701      221       2.57        72,999     5.082      298.90       719         56.1
60.01  -  70.00.................      48,281,424      654       7.68        73,825     4.871      298.66       712         67.1
70.01  -  80.00.................     118,307,488    1,289      18.82        91,782     5.116      298.61       709         77.8
80.01  -  90.00.................     229,173,781    3,671      36.45        62,428     5.869      298.73       711         88.7
90.01  - 100.00 ................     206,422,928    2,949      32.84        69,998     6.293      298.75       720         98.2
                                  -------------- --------- ------------
         Total                    $ 628,666,152    8,930     100.00%
                                  ============== ========= ============



     As of the Statistical Calculation Date, the weighted combined average loan-to-value ratio of the statistical calculation mortgage loans in loan group 2 was approximately 86.49%.

     The geographic location used for the following table is determined by the address of the mortgaged property securing the related mortgage loan.



            Geographic Distribution for the Group 2 Mortgage Loans



                                                                                                                        Weighted
                                                        Percent of               Weighted   Weighted     Weighted       Average
                               Aggregate                 Aggregate    Average     Average    Average       Average      Combined
                               Principal    Number of    Principal    Current     Gross      Remaining     Credit        Loan-to-
                                Balance     Mortgage      Balance     Principal   Mortgage   Term        Bureau Risk      Value
               State           Outstanding    Loans     Outstanding    Balance      Rate      (months)      Score         Ratio
----------------------------  ------------- ---------- ------------- ----------- ----------  ----------- ------------ -------------
Alabama.....................  $   2,223,696      87         0.35%     $  25,560      5.115%     298.72        712          88.8%
Alaska......................        347,787       8         0.06         43,473      6.346      297.60        715          85.1
Arizona.....................     14,585,636     328         2.32         44,468      5.402      298.60        720          90.1
California..................    345,274,124   3,477        54.92         99,302      5.939      298.72        714          86.4
Colorado....................     17,983,785     290         2.86         62,013      5.607      298.25        717          89.4
Connecticut.................      6,401,607      74         1.02         86,508      5.501      299.02        708          78.8
Delaware....................        490,654      14         0.08         35,047      4.695      299.20        690          90.4
District of Columbia........      1,068,131      14         0.17         76,295      5.093      298.49        704          78.8
Florida.....................     31,593,763     555         5.03         56,926      5.867      298.91        712          86.6
Georgia.....................      5,588,653     136         0.89         41,093      5.185      298.57        709          93.3
Hawaii......................      5,125,728      59         0.82         86,877      5.910      295.82        730          82.9
Idaho.......................      1,846,525      65         0.29         28,408      5.390      299.05        714          86.9
Illinois....................     17,416,388     283         2.77         61,542      5.223      298.77        727          87.0
Indiana.....................      2,139,129      71         0.34         30,129      4.869      298.72        715          90.3
Iowa........................        505,840      32         0.08         15,807      5.281      298.72        712          90.6
Kansas......................      1,444,473      47         0.23         30,733      5.782      298.83        702          93.7
Kentucky....................      2,058,640      56         0.33         36,761      4.745      298.90        730          89.0
Louisiana...................      1,041,016      45         0.17         23,134      6.165      298.62        706          93.4
Maine.......................        957,537      16         0.15         59,846      5.299      297.87        724          81.4
Maryland....................      8,720,545     147         1.39         59,323      5.092      298.69        711          84.8
Massachusetts...............     18,202,881     189         2.90         96,312      5.811      298.96        709          83.4
Michigan....................      3,855,049     145         0.61         26,587      5.354      300.35        711          87.9
Minnesota...................      3,887,131     121         0.62         32,125      5.185      298.81        712          88.0
Mississippi.................        614,673      18         0.10         34,149      4.827      298.47        735          97.4
Missouri....................      3,403,137     104         0.54         32,722      4.787      297.84        708          87.2
Montana.....................        931,508      39         0.15         23,885      5.295      298.73        728          88.2
Nebraska....................        218,641      12         0.03         18,220      5.659      298.59        693          94.0
Nevada......................     20,974,148     316         3.34         66,374      6.087      299.01        714          87.9
New Hampshire...............      2,433,922      46         0.39         52,911      5.104      298.93        713          87.4
New Jersey..................     20,182,549     313         3.21         64,481      5.307      298.43        705          81.1
New Mexico..................      1,715,968      38         0.27         45,157      5.780      299.06        699          89.5
New York....................     27,054,258     376         4.30         71,953      5.542      298.75        705          82.7
North Carolina..............      3,158,664     120         0.50         26,322      5.584      298.12        715          88.9
North Dakota................         31,966       2         0.01         15,983      4.196      299.00        744          82.3
Ohio........................      3,716,917     128         0.59         29,038      5.218      298.54        702          90.8
Oklahoma....................        509,314      31         0.08         16,429      5.039      298.13        701          91.8
Oregon......................      3,708,541      85         0.59         43,630      5.487      298.96        717          87.7
Pennsylvania................      4,694,794     160         0.75         29,342      5.276      298.47        709          86.3
Rhode Island................      1,015,544      23         0.16         44,154      6.948      299.13        739          90.0
South Carolina..............      1,967,967      55         0.31         35,781      5.140      299.24        718          82.3
South Dakota................        101,745       6         0.02         16,958      4.659      298.62        677          88.8
Tennessee...................      2,245,527      90         0.36         24,950      5.538      298.27        714          92.2
Texas.......................      1,140,880      31         0.18         36,803      5.438      299.32        736          89.6
Utah........................      3,377,608      90         0.54         37,529      5.826      298.58        725          90.9
Vermont.....................        431,150       8         0.07         53,894      6.614      298.97        687          85.2
Virginia....................      2,627,231     212         2.01         59,562      5.584      298.73        712          89.0
Washington..................     16,331,852     243         2.60         67,209      5.457      299.06        713          88.4
West Virginia...............        235,587      13         0.04         18,122      5.547      297.91        714          94.7
Wisconsin...................      2,544,297      97         0.40         26,230      5.128      298.50        694          89.4
Wyoming.....................        539,048      15         0.09         35,937      6.479      298.63        744          88.1
                               ------------- ----------  ------------
         Total                 $628,666,152   8,930       100.00%
                               ============= ==========  ============

      Credit Scores for the Mortgage Loans for the Group 2 Mortgage Loans


                                                            Percent of                 Weighted    Weighted     Weighted
                                     Aggregate      Number   Aggregate      Average    Average     Average       Average
                                     Principal        of     Principal      Current     Gross      Remaining     Credit
                                      Balance      Mortgage   Balance      Principal   Mortgage      Term      Bureau Risk
       Range of Credit Scores       Outstanding     Loans    Outstanding    Balance      Rate      (months)       Score
---------------------------------- -------------- --------- ------------- ----------  ----------  -----------  ------------
821 - 840........................  $   2,781,594       18        0.44%    $ 154,533       4.919%     298.84        824
801 - 820........................      7,676,635      141        1.22        54,444       5.617      298.34        808
781 - 800........................     28,554,720      426        4.54        67,030       5.231      298.00        789
761 - 780........................     59,253,506      865        9.43        68,501       5.577      298.53        770
741 - 760........................     78,915,328    1,110       12.55        71,095       5.883      298.70        750
721 - 740........................     91,703,760    1,263       14.59        72,608       5.807      298.80        730
701 - 720........................    116,014,910    1,489       18.45        77,915       5.860      298.87        710
681 - 700........................     91,545,978    1,253       14.56        73,061       5.832      298.94        691
661 - 680........................     83,808,199    1,203       13.33        69,666       5.827      298.44        671
641 - 660........................     42,710,256      672        6.79        63,557       5.581      298.81        652
621 - 640........................     21,988,862      411        3.50        53,501       5.666      298.89        631
601 - 620........................      2,971,068       59        0.47        50,357       5.321      298.94        613
581 - 600........................        386,164       11        0.06        35,106       5.453      299.08        589
561 - 580........................        217,900        4        0.03        54,475       9.393      298.54        578
560 or less......................        137,272        5        0.02        27,454      10.809      299.00        540
                                   -------------- ---------- -------------
         Total                     $ 628,666,152    8,930       100.00%
                                   ============== ========== =============

                                    Weighted
                                    Average
                                    Combined
                                    Loan-to-
       Range of Credit Scores      Value Ratio
---------------------------------- ------------
821 - 840........................      89.8%
801 - 820........................      83.1
781 - 800........................      83.5
761 - 780........................      87.3
741 - 760........................      87.2
721 - 740........................      88.4
701 - 720........................      87.9
681 - 700........................      86.2
661 - 680........................      85.3
641 - 660........................      85.6
621 - 640........................      80.1
601 - 620........................      80.4
581 - 600........................      79.0
561 - 580........................      79.4
560 or less......................      82.0

         Total


     As of the Statistical Calculation Date, the weighted average credit score of the statistical calculation mortgage loans in loan group 2 was approximately 714.


                 Property Type for the Group 2 Mortgage Loans


                                                            Percent of              Weighted    Weighted   Weighted     Weighted
                                     Aggregate     Number    Aggregate    Average    Average     Average    Average      Average
                                     Principal       of      Principal    Current    Gross      Remaining   Credit      Combined
                                      Balance     Mortgage    Balance    Principal  Mortgage      Term    Bureau Risk    Loan-to-
           Property Type            Outstanding    Loans    Outstanding   Balance     Rate      (months)    Score      Value Ratio
--------------------------------   -------------  --------  -----------  ---------  ---------   --------- ------------ -----------
Single Family...................   $ 437,184,633    6,218       69.54%    $ 70,310    5.687%      298.66      713          85.8%
Planned Unit Development (PUD)..     127,651,020    1,730       20.31       73,787    5.778       298.82      714          87.6
Low Rise Condominium............      41,992,532      719        6.68       58,404    6.046       298.83      719          90.1
2-4 Units.......................      16,384,675      167        2.61       98,112    6.507       298.91      712          87.7
High Rise Condominium...........       4,547,614       71        0.72       64,051    6.992       298.96      724          89.1
Manufactured Housing (1)........         905,678       25        0.14       36,227    4.241       298.66      708          76.6
                                   -------------  ---------  ----------
         Total                     $ 628,666,152    8,930       100.00%
                                   ============   =========  ==========

---------
(1) Treated as real property.

                 Gross Margins for the Group 2 Mortgage Loans


                                                                                                                           Weighted
                                                             Percent of                 Weighted   Weighted     Weighted   Average
                                      Aggregate     Number    Aggregate     Average     Average     Average     Average    Combined
                                      Principal      of        Principal     Current    Gross      Remaining     Credit    Loan-to-
                                       Balance     Mortgage     Balance     Principal   Mortgage   Term          Bureau     Value
Range of Gross Margins (%)           Outstanding     Loans    Outstanding    Balance      Rate      (months)   Risk Score   Ratio
------------------------------------ ------------- --------  ------------- ----------- ---------- ----------- ------------ --------
Less than or equal to 0.000........  $ 65,387,569     673       10.40%     $ 97,158       4.358%     298.02        735       79.2%
0.001 - 0.250......................    14,314,756     186        2.28        76,961       4.294      298.75        720       71.3
0.251 - 0.500......................    61,084,723     783        9.72        78,014       4.552      298.22        720       76.2
0.501 - 0.750......................    21,332,705     218        3.39        97,856       5.011      299.02        711       77.5
0.751 - 1.000......................    49,669,201     441        7.90       112,629       5.363      298.77        711       80.7
1.001 - 1.250......................    31,214,675     359        4.97        86,949       5.208      298.82        701       80.7
1.251 - 1.500......................    21,883,189     280        3.48        78,154       5.322      298.21        717       87.9
1.501 - 1.750......................    19,939,157     261        3.17        76,395       5.873      299.05        698       82.8
1.751 - 2.000......................    47,187,711     905        7.51        52,141       5.451      298.82        722       88.9
2.001 - 2.250......................    43,325,065     722        6.89        60,007       5.395      299.01        713       89.1
2.251 - 2.500......................    66,270,303   1,205       10.54        54,996       6.222      298.83        728       92.6
2.501 - 2.750......................    40,990,629     568        6.52        72,167       6.749      299.00        705       90.3
2.751 - 3.000......................    30,769,557     536        4.89        57,406       6.003      298.96        684       92.2
3.001 - 3.250......................     8,959,636     137        1.43        65,399       6.344      298.69        707       92.3
3.251 - 3.500......................    47,022,499     803        7.48        58,559       6.863      298.64        703       96.7
3.501 - 3.750......................     9,204,691     178        1.46        51,712       7.133      298.97        715       93.8
3.751 - 4.000......................     9,266,014     122        1.47        75,951       7.556      298.84        708       94.7
4.001 - 4.250......................    18,162,654     206        2.89        88,168       8.288      299.22        714       96.8
4.251 - 4.500......................    10,499,730     143        1.67        73,425       8.387      299.14        698       97.1
4.501 - 4.750......................     3,122,187      56        0.50        55,753       7.918      299.15        679       94.9
4.751 - 5.000......................     2,647,040      37        0.42        71,542       8.225      299.41        685       96.9
5.001 - 5.250......................     3,235,374      35        0.51        92,439       9.793      299.28        685       97.9
5.251 - 5.500......................       836,556      14        0.13        59,754       9.142      299.41        688       97.6
5.501 - 5.750......................       416,421       5        0.07        83,284      10.171      298.08        701       93.5
5.751 - 6.000......................       382,056       4        0.06        95,514      10.373      299.00        665       97.3
6.001 - 6.250......................     1,188,628      42        0.19        28,301       8.834      298.98        616       77.4
6.251 - 6.500......................       353,425      11        0.06        32,130       8.294      299.00        580       75.3
                                     ------------  ---------  ------------
         Total                       $628,666,152    8,930      100.00%
                                     ============  =========  ============


     As of the Statistical Calculation Date, the weighted average gross margin of the statistical calculation mortgage loans in loan group 2 was approximately 1.896%.

     The credit limit utilization rates in the following table are determined by dividing the principal balance as of the Statistical Calculation Date for the particular grouping by the aggregate of the credit limits of the related credit line agreements.


         Credit Limit Utilization Rates for the Group 2 Mortgage Loans



                                                             Percent of             Weighted    Weighted      Weighted    Weighted
                                    Aggregate     Number     Aggregate    Average    Average    Average       Average     Average
                                    Principal       of       Principal    Current    Gross      Remaining     Credit      Combined
          Range of Credit            Balance     Mortgage     Balance    Principal  Mortgage     Term      Bureau Risk    Loan-to-
    Limit Utilization Rates (%)    Outstanding     Loans    Outstanding   Balance     Rate     (months)       Score     Value Ratio
--------------------------------- -------------  ---------  ----------- ----------  ---------- ----------- ------------ -----------
 0.01 -  10.00..................  $   1,695,148      280        0.27%   $   6,054      5.654%    296.28        730          77.9%
10.01 -  20.00..................      5,504,890      315        0.88       17,476      5.277     297.57        734          78.9
20.01 -  30.00..................      7,339,199      257        1.17       28,557      5.144     297.61        729          76.8
30.01 -  40.00..................     10,969,576      290        1.74       37,826      5.101     297.45        721          75.9
40.01 -  50.00..................     10,948,757      306        1.74       35,780      5.320     298.24        718          77.8
50.01 -  60.00..................     11,819,302      273        1.88       43,294      5.405     298.30        712          80.2
60.01 -  70.00..................     15,008,827      285        2.39       52,663      4.883     298.37        714          80.7
70.01 -  80.00..................     19,527,550      291        3.11       67,105      5.382     298.45        705          79.5
80.01 -  90.00..................     15,084,487      255        2.40       59,155      5.150     298.42        699          79.8
90.01 - 100.00..................    530,768,414    6,378       84.43       83,219      5.858     298.82        714          87.9
                                  -------------  ---------  -----------
         Total                    $ 628,666,152    8,930     100.00%
                                  =============  =========  ===========



     As of the Statistical Calculation Date, the average credit limit utilization rate of the statistical calculation mortgage loans in loan group 2 was approximately 84.01%.



               Maximum Loan Rates for the Group 2 Mortgage Loans



                                                            Percent of               Weighted   Weighted    Weighted     Weighted
                                    Aggregate     Number     Aggregate     Average   Average    Average      Average     Average
                                    Principal      of        Principal     Current    Gross    Remaining      Credit     Combined
                                     Balance     Mortgage     Balance     Principal  Mortgage     Term     Bureau Risk   Loan-to-
      Maximum Loan Rates(%)        Outstanding     Loans    Outstanding    Balance     Rate      (months)     Score     Value Ratio
--------------------------------- -------------  ---------  ------------ ----------  --------- ----------- ----------- ------------
 11.949.........................  $   4,309,584       22        0.69%    $ 195,890    5.292%     298.66         718        99.5%
 16.000.........................      6,964,898      166        1.11        41,957    5.364      299.10         714        86.4
 17.000.........................     31,086,049      578        4.94        53,782    5.846      298.92         714        86.0
 18.000.........................    584,873,328    8,115       93.03        72,073    5.754      298.69         714        86.4
 21.000.........................      1,432,292       49        0.23        29,230    8.586      298.94         603        75.7
                                  -------------  ---------  ------------
                                  $ 628,666,152    8,930       100.00%
                                  =============  =========  ============


     As of the Statistical Calculation Date, the weighted average maximum loan rate of the statistical calculation mortgage loans in loan group 2 was approximately 17.894%.

                 Credit Limits for the Group 2 Mortgage Loans



                                                            Percent of                Weighted    Weighted    Weighted
                                    Aggregate     Number     Aggregate     Average    Average      Average     Average
                                    Principal       of       Principal     Current     Gross      Remaining    Credit
                                     Balance     Mortgage     Balance     Principal   Mortgage      Term     Bureau Risk
    Range of Credit Limits ($)     Outstanding    Loans     Outstanding    Balance      Rate      (months)     Score
--------------------------------- -------------- --------- ------------- ----------- ----------- ----------- ------------
      0.01 - 10,000.00........... $     975,515      128        0.16%    $   7,621      5.662%     297.62      713
 10,000.01 - 20,000.00...........    17,945,976    1,275        2.85        14,075      5.358      298.29      706
 20,000.01 - 30,000.00...........    28,027,365    1,339        4.46        20,932      5.257      298.46      709
 30,000.01 - 40,000.00...........    13,188,058      473        2.10        27,882      5.449      298.84      703
 40,000.01 - 50,000.00...........    25,422,583      704        4.04        36,112      5.771      298.89      706
 50,000.01 - 60,000.00...........    28,018,991      560        4.46        50,034      5.771      299.07      714
 60,000.01 - 70,000.00...........    31,852,618      525        5.07        60,672      5.971      299.01      714
 70,000.01 - 80,000.00...........    43,463,208      641        6.91        67,805      6.113      298.98      716
 80,000.01 - 90,000.00...........    31,433,937      411        5.00        76,482      6.111      298.97      710
 90,000.01 - 100,000.00..........    57,120,207      743        9.09        76,878      5.823      298.76      711
100,000.01 - 125,000.00..........    58,946,924      569        9.38       103,597      6.113      299.00      715
125,000.01 - 150,000.00..........    66,878,956      581       10.64       115,110      6.028      298.91      709
150,000.01 - 175,000.00..........    16,203,689      120        2.58       135,031      5.553      298.80      710
175,000.01 - 200,000.00..........    32,465,403      224        5.16       144,935      5.518      298.37      719
200,000.01 - 225,000.00..........    13,556,876       83        2.16       163,336      5.767      298.88      718
225,000.01 - 250,000.00..........    21,054,906      113        3.35       186,327      5.348      298.77      720
250,000.01 - 275,000.00..........    12,628,823       59        2.01       214,048      5.741      297.02      704
275,000.01 - 300,000.00..........    17,818,285       81        2.83       219,979      5.454      298.17      716
300,000.01 - 325,000.00..........     7,836,268       35        1.25       223,893      6.034      298.49      709
325,000.01 - 350,000.00..........    12,295,662       42        1.96       292,754      6.046      298.68      711
350,000.01 - 375,000.00..........     3,594,699       15        0.57       239,647      5.168      298.25      723
375,000.01 - 400,000.00.........      9,225,902       37        1.47       249,349      5.539      298.02      727
400,000.01 - 425,000.00..........     5,792,213       17        0.92       340,718      5.918      298.13      727
425,000.01 - 450,000.00..........     6,203,622       16        0.99       387,726      5.337      298.25      746
450,000.01 - 475,000.00..........     5,597,953       14        0.89       399,854      5.197      298.49      720
475,000.01 - 500,000.00..........    13,015,689       43        2.07       302,690      5.044      298.36      724
500,000.01 - 525,000.00..........       855,246        3        0.14       285,082      4.498      299.00      792
525,000.01 - 550,000.00..........     1,608,485        4        0.26       402,121      6.908      299.00      735
550,000.01 - 575,000.00..........     1,313,000        3        0.21       437,667      6.749      297.73      688
575,000.01 - 600,000.00..........     5,039,974       14        0.80       359,998      4.879      298.19      738
600,000.01 - 625,000.00..........     1,728,545        4        0.27       432,136      6.523      299.06      717
625,000.01 - 650,000.00..........     2,935,970        6        0.47       489,328      5.388      299.00      738
650,000.01 - 675,000.00..........       671,000        1        0.11       671,000      8.875      299.00      643
675,000.01 - 700,000.00..........     4,574,660        9        0.73       508,296      5.329      299.08      716
700,000.01 - 725,000.00..........       712,000        1        0.11       712,000      4.750      299.00      720
725,000.01 - 750,000.00..........     1,564,423        3        0.25       521,474      5.327      298.86      726
750,000.01 - 775,000.00..........       769,868        1        0.12       769,868      4.000      298.00      716
775,000.01 - 800,000.00..........     1,563,882        4        0.25       390,970      6.454      297.73      733
800,000.01 - 825,000.00..........     1,018,000        2        0.16       509,000      5.554      299.20      762
825,000.01 - 850,000.00..........     1,234,000        2        0.20       617,000      5.074      297.65      753
850,000.01 - 875,000.00..........       635,089        1        0.10       635,089      8.125      297.00      754
875,000.01 - 900,000.00..........       995,000        2        0.16       497,500      3.990      298.10      779
950,000.01 - 975,000.00..........       668,695        1        0.11       668,695      4.750      299.00      766
975,000.01 - 1,000,000.00........     4,131,848        8        0.66       516,481      4.963      298.58      680
Greater than $1,000,000.00.......    16,082,143       13        2.56     1,237,088      5.467      298.75      698
                                  -------------- ---------  -----------
         Total                    $ 628,666,152    8,930       100.00%
                                  ============== =========  ===========



                                    Weighted
                                    Average
                                    Combined
                                    Loan-to-
    Range of Credit Limits ($)    Value Ratio
--------------------------------- -----------
      0.01 -  10,000.00..........    87.0%
 10,000.01 -  20,000.00..........    88.0
 20,000.01 -  30,000.00..........    89.7
 30,000.01 -  40,000.00..........    86.3
 40,000.01 -  50,000.00..........    85.8
 50,000.01 -  60,000.00..........    89.6
 60,000.01 -  70,000.00..........    91.4
 70,000.01 -  80,000.00..........    92.5
 80,000.01 -  90,000.00..........    92.9
 90,000.01 - 100,000.00..........    87.7
100,000.01 - 125,000.00..........    91.3
125,000.01 - 150,000.00..........    84.9
150,000.01 - 175,000.00..........    86.9
175,000.01 - 200,000.00..........    82.3
200,000.01 - 225,000.00..........    85.2
225,000.01 - 250,000.00..........    78.4
250,000.01 - 275,000.00..........    85.0
275,000.01 - 300,000.00..........    80.3
300,000.01 - 325,000.00..........    87.4
325,000.01 - 350,000.00..........    80.9
350,000.01 - 375,000.00..........    78.0
375,000.01 - 400,000.00.........     78.1
400,000.01 - 425,000.00..........    88.4
425,000.01 - 450,000.00..........    80.7
450,000.01 - 475,000.00..........    79.7
475,000.01 - 500,000.00..........    74.7
500,000.01 - 525,000.00..........    92.0
525,000.01 - 550,000.00..........    90.0
550,000.01 - 575,000.00..........    83.5
575,000.01 - 600,000.00..........    79.8
600,000.01 - 625,000.00..........    78.7
625,000.01 - 650,000.00..........    80.7
650,000.01 - 675,000.00..........    90.0
675,000.01 - 700,000.00..........    86.0
700,000.01 - 725,000.00..........    75.0
725,000.01 - 750,000.00..........    80.0
750,000.01 - 775,000.00..........    95.0
775,000.01 - 800,000.00..........    84.2
800,000.01 - 825,000.00..........    75.9
825,000.01 - 850,000.00..........    86.8
850,000.01 - 875,000.00..........    87.0
875,000.01 - 900,000.00..........    69.5
950,000.01 - 975,000.00..........    80.0
975,000.01 - 1,000,000.00........    70.3
Greater than $1,000,000.00.......    83.4

         Total



     As of the Statistical Calculation Date, the average credit limit of the statistical calculation mortgage loans in loan group 2 was approximately $87,004.

                 Lien Priority for the Group 2 Mortgage Loans


                                                             Percent of               Weighted    Weighted      Weighted
                                    Aggregate      Number     Aggregate     Average   Average    Average        Average
                                    Principal       of        Principal     Current    Gross      Remaining      Credit
                                     Balance      Mortgage    Balance     Principal  Mortgage      Term       Bureau Risk
           Lien Priority           Outstanding     Loans     Outstanding    Balance    Rate       (months)       Score
--------------------------------- -------------- ---------  ------------- ---------- ----------  -----------  ------------
 Second Liens.................... $ 628,666,152    8,930      100.00%     $  70,399      5.758%     298.71         714
                                  -------------- ---------  -------------
         Total                    $ 628,666,152    8,930      100.00%
                                  ============== =========  =============
                                    Weighted
                                    Average
                                    Combined
                                   Loan-to-
           Lien Priority           Value Ratio
--------------------------------- -------------
 Second Liens....................    86.5%

         Total



               Delinquency Status for the Group 2 Mortgage Loans


                                                            Percent of               Weighted   Weighted    Weighted     Weighted
                                     Aggregate     Number    Aggregate     Average    Average    Average     Average     Average
                                     Principal       of      Principal     Current     Gross    Remaining    Credit      Combined
                                      Balance      Mortgage   Balance     Principal   Mortgage   Term      Bureau Risk   Loan-to-
        Delinquency Status          Outstanding     Loans    Outstanding   Balance      Rate    (months)      Score     Value Ratio
---------------------------------  -------------- --------- -------------  ---------  ---------- ---------- ----------- -----------
  Current........................  $ 628,631,591    8,929        99.99%   $ 70,403     5.758%    298.71        714        86.5%
  30 - 59 Days...................         34,561        1         0.01      34,561     7.750     290.00        626        96.8
                                   -------------- --------- -------------
         Total                     $ 628,666,152    8,930       100.00%
                                   ============== ========= =============


                Origination Year for the Group 2 Mortgage Loans


                                                            Percent of              Weighted  Weighted   Weighted      Weighted
                                    Aggregate    Number      Aggregate    Average    Average   Average    Average      Average
                                    Principal      of        Principal    Current    Gross    Remaining   Credit       Combined
                                     Balance     Mortgage     Balance    Principal  Mortgage    Term     Bureau Risk   Loan-to-
         Origination Year          Outstanding    Loans     Outstanding   Balance     Rate     (months)     Score     Value Ratio
--------------------------------- ------------- ----------  ------------ ---------- --------- ---------- -----------  -------------
  1998........................... $     544,968        4        0.09%    $ 136,242    4.731%    222.53       698          86.4%
  2002...........................       100,734        3        0.02        33,578    5.833     275.99       778          79.0
  2003...........................     4,808,313      221        0.76        21,757    6.024     287.82       745          79.5
  2004...........................   623,212,136    8,702       99.13        71,617    5.757     298.86       713          86.5
                                  -------------- ---------  ------------
         Total                    $ 628,666,152    8,930       100.00%
                                  ============== =========  ============

     Mortgage Loan Statistics
     ------------------------

     For purposes of this Form 8-K, "Tables" shall mean computer generated tables and/or charts describing the characteristics of the Mortgage Loans as of the applicable Cut-off Date. All percentages in the Tables were calculated based on the principal balance of the Initial Mortgage Loans as of the Initial Cut-off Date. The sum of the columns may not equal the respective totals due to rounding.

Section 9.
----------

Item 9.01.  Financial Statements, Pro Forma Financial Information and Exhibits.
----        ------------------------------------------------------------------

            (a) Not applicable.

            (b) Not applicable.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               CWABS, INC.


                               By: /s/ Celia Coulter
                                   -------------------------------
                                   Name:   Celia Coulter
                                   Title:  Vice President



Dated: December 8, 2004